SUMMARY PROSPECTUS	August 1, 2024

Davenport Small Cap Focus Fund (DSCPX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, SAI, reports to shareholders, and other information about the Fund online at http://www.investdavenport.com. You can also get this information at no cost by calling 1-800-281-3217 or by sending an email request to fulfillment@ultimusfundsolutions.com. The current Prospectus and SAI, dated August 1, 2024, are incorporated by reference into this Summary Prospectus.

What is the Fund’s Investment Objective?

The investment objective of the Davenport Small Cap Focus Fund (the “Small Cap Focus Fund” or the “Fund”) is long-term capital appreciation.

What are the Fund’s Fees and Expenses?

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Small Cap Focus Fund.

You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees

(fees paid directly from your investment)	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.75%
Other Expenses	0.13%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.90	%(1)

(1)	“Total Annual Fund Operating Expenses” will not correlate to the Fund’s ratio of total expenses to average net assets in the Fund’s Financial Highlights, which reflects the operating expenses of the Fund but does not include “Acquired Fund Fees and Expenses.”

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$92	$287	$498	$1,108

Portfolio Turnover

The Fund may pay transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

What are the Fund’s Principal Investment Strategies?

Under normal circumstances, at least 80% of the Small Cap Focus Fund’s net assets (including the amount of any borrowings for investment purposes) will be invested in common stocks of small capitalization companies and shares of registered investment companies (“RICs”) that invest primarily in stocks of small capitalization companies. Under normal circumstances, the Fund will invest primarily in companies that Davenport & Company LLC (the “Adviser”) believes have the potential for significant capital appreciation. The Adviser seeks to identify companies that have the potential to achieve above average long-term earnings growth or companies that may be undervalued because they are currently out of favor with the market or misunderstood and underfollowed by the investment community. At times, the Fund may emphasize investment in one or more particular issuers or business sectors that are believed to have favorable prospects.

The Adviser uses a “bottom-up” fundamental research process that focuses primarily on individual companies in the context of broader market factors. In determining whether a company has the potential for capital appreciation, the Adviser will focus on several criteria, including, among other things:

●	rate of earnings growth or earnings growth potential

●	valuation

●	management strength

●	balance sheet strength

●	free cash flow generation

●	effective capital allocations

●	returns on invested capital

The Adviser defines small capitalization companies as those whose market capitalization is between $300 million and $7 billion. The market capitalization of the companies in the Fund’s portfolio will change over time, and the Fund will not automatically sell a company it already owns, just because the company’s market capitalization increases above or decreases below this range.

The Fund may invest in special situation companies facing near-term headwinds but with favorable prospects for recovery. Special situations may include significant changes in a company’s allocation of its existing capital (companies undergoing turnarounds, spin-offs, mergers or acquisitions) or a restructuring of assets. Special situations may also result from significant changes to an industry through regulatory developments or shifts in competition, new or improved products, changes in senior management or significant changes in cost structure.

The Fund may invest in RICs, including shares of mutual funds and shares of exchange-traded funds (“ETFs”) to increase the Fund’s exposure to the broad market or to industry sectors without purchasing a large number of individual securities. ETFs will typically hold a portfolio of securities designed to track the performance of a particular index or market sector. ETFs differ from traditional mutual funds since their shares are listed on a securities exchange and can be traded intraday. When the Fund invests in a RIC, Fund shareholders will indirectly pay a proportionate share of the management fee and operating expenses of the RIC, in addition to the Fund’s direct fees and expenses.

The Fund may invest up to 30% of its net assets in common stocks of foreign issuers when, in the Adviser’s opinion, such investments would be advantageous to the Fund and help it achieve its investment objective. The Fund may invest in ETFs that invest primarily in common stocks of foreign companies, including regional and/or country specific ETFs.

A security will be sold when the Adviser believes it no longer has the potential for strong appreciation, when it meets its targeted price, when the fundamentals of the issuer’s business or general market conditions have changed, when more attractive opportunities become available, or when strong performance has resulted in an outsized position.

What are the Principal Risks of Investing in the Fund?

The Small Cap Focus Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any government agency. As with any mutual fund investment, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks tend to move in cycles and may decline in tandem with a drop in the overall value of the markets based on negative developments in the U.S. or global economies. Stocks and other equity securities are subject to inherent market risks and fluctuations in value due to earnings and other developments affecting a particular company or industry, stock market trends, general economic and political conditions, investor perceptions, interest rate changes and other factors beyond the control of the Adviser. The price of a company’s stock may decline if the company does not perform as expected, if it is not well managed, if there is a decreased demand for its products or services, or during periods of economic uncertainty or stock market turbulence. Natural or environmental disasters and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and the markets. Economies and financial markets throughout the world are interconnected, which increases the possibility that economic, financial, or political events in one country, sector or region could have potentially adverse effects on global economies or markets. Investing in special situation companies carries an additional risk of loss if the expected development does not occur or produce the intended results.

●	Recent Market Events. Periods of volatility may occur in response to market events and other economic, political and global macro factors. The ongoing effects of high inflation have resulted in lower purchasing power and slower global growth, while the actions taken by the Federal Reserve to control inflation have resulted in market volatility. The risks associated with tensions or open conflict between nations, such as the Russian invasion of Ukraine, conflicts in the Middle East and eastern Asia, ongoing trade negotiations with China, or political dysfunction within some nations that are global economic powers, could affect the economies of many nations, including the U.S. Political conditions, including internal political discord, large expansion of government deficits and debt, routine elections, and government policy changes, may affect investor and consumer confidence, and adversely impact the financial markets. These and other events that may arise in the future could exacerbate pre-existing political, social and economic risks in ways that cannot be predicted.

Small Capitalization Risk. Small capitalization companies often involve higher risks because they may lack the management experience, financial resources, product diversification and other competitive strengths of larger companies. In many instances, the securities of smaller companies are traded only over-the-counter or on a regional securities exchange, and the frequency and volume of their trading is substantially less than is typical of larger companies. Some securities may be inactively traded and thus may not be readily bought or sold. When making large sales, the Fund may have to sell portfolio holdings at discounts from quoted prices or may have to make a series of small sales over an extended period. Therefore, the securities of small capitalization companies may be subject to greater price fluctuations than the securities of larger capitalization companies.

Sector Focus Risk. The Fund may emphasize investment in one or more particular business sectors at times, which may cause its share price to be more susceptible to the financial, market or economic events affecting issuers and industries within those sectors than a fund that does not emphasize investment in particular sectors. Economic or market factors, regulation or deregulation and technological or other developments may negatively impact all companies in a particular sector and may increase the risk of loss of an investment in the Fund. The sectors that the Fund may emphasize will vary from time to time.

Foreign Securities Risk. The risks of investing in foreign securities may be different from those of U.S. securities, including the risks that foreign economies may be less stable than the U.S. economy, and foreign companies may not be subject to uniform audit and financial reporting practices or disclosure standards comparable to those in the United States. Foreign security issuers may also be subject to political, economic, or market instability; tensions or open conflicts between nations; unfavorable government action in their local jurisdictions; or economic sanctions, tariffs, trade agreements or other restrictions imposed by U.S. or foreign regulators. Foreign securities may be subject to foreign currency risk, which is the risk that the value of a foreign security will decrease due to changes in the relative value of the U.S. dollar and the security’s underlying foreign currency. In addition, the dividends payable on certain of the Fund’s foreign securities may be subject to foreign withholding taxes.

RIC Risk. A RIC is managed independently of the Fund and is subject to the risks of the underlying securities it holds or the sectors it is designed to track. An investment in an ETF generally presents the same primary risks as an investment in a conventional investment company, including the risk that the general level of security prices owned by the ETF may decline, thereby affecting the value of the shares of the ETF. In addition, ETFs are subject to certain risks that do not apply to conventional open- end mutual funds, including the risk that the market price of an ETF’s shares may trade at a discount to its net asset value, or that an active trading market for an ETF’s shares may not be developed or maintained.

Management Risk. The Adviser’s method of security selection may not be successful and the securities selected by the Adviser may not produce the intended results. The stocks held in the Fund’s portfolio may not perform as well as the market as a whole.

What has been the Fund’s Performance History?

The bar chart and performance table shown below provide some indication of the risks and variability of investing in the Small Cap Focus Fund. The bar chart shows the Fund’s performance for each full calendar year of the Fund’s operations. The performance table shows how the Fund’s average annual total returns for 1 year, 5 years and since inception compare with those of a broad measure of market performance. On August 1, 2024, the Fund changed its primary benchmark index from the Russell 2000 ® Index to the S&P 500 ® Index in order to comply with the regulation that requires the Fund’s primary benchmark to represent the overall applicable market. The Russell 2000® Index is included as an additional comparative index because it is representative of the market sectors in which the Fund may invest. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information, current through the most recent month end, is available by calling 1-800-281-3217.

The Fund’s year-to-date return through June 30, 2024 is -1.76%.

During the periods shown in the bar chart, the highest return for a quarter was 33.62% during the quarter ended June 30, 2020 and the lowest return for a quarter was -28.04% during the quarter ended March 31, 2020.

Average Annual Total Returns For Periods Ended December 31, 2023:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

			Since
			Inception
	One	Five	(December
	Year	Years	31, 2014)
Return Before Taxes	22.28%	17.10%	11.18%
Return After Taxes on Distributions	20.86%	14.87%	9.86%
Return After Taxes on Distributions and Sale of Fund Shares	14.03%	13.24%	8.83%
S&P 500® INDEX (reflects no deduction for fees,expenses, or taxes)	26.29%	15.69%	11.85%
RUSSELL 2000® INDEX (reflects no deduction for fees,expenses, or taxes)	16.93%	9.97%	7.41%

Management of the Fund

Investment Adviser

Davenport & Company LLC

Portfolio Managers

George L. Smith, III, CFA and Christopher G. Pearson, CFA, are jointly and primarily responsible for the portfolio management of the Small Cap Focus Fund and have managed the Fund since its inception in 2014. Mr. Smith is a Managing Director and Director of the Adviser and Mr. Pearson is a Senior Vice President and Director of the Adviser.

Purchase and Sale of Fund Shares

Minimum Initial Investment – $5,000, except that the minimum is $2,000 for tax deferred retirement accounts, Uniform Gifts to Minors Accounts (“UGMA” or “UGMT”), or accounts held by employees of the Adviser and their immediate families. The Fund may, in the Adviser’s sole discretion, accept certain accounts with less than the stated minimum initial investment. The Fund reserves the right to waive the minimum initial investment requirements for certain financial intermediaries that use the Fund as part of an asset allocation program, certain retirement plans, and accounts that hold the Fund in omnibus name. Financial intermediaries may impose their own minimum investment requirements.

Minimum Subsequent Investment – None, except the minimum for participants in the Automatic Investment Plan is $50.

The Fund’s shares are redeemable. You may purchase or redeem (sell) shares of the Fund on each day that the New York Stock Exchange is open for business. Transactions may be initiated by written request, by wire transfer or through your financial institution.

Tax Information

The Fund’s distributions are generally taxed as ordinary income or capital gains unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, or you are a tax-exempt investor. If you are investing through a tax-deferred arrangement, you may be taxed later when you withdraw money from your account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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